                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CNB Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

LOGO CNB FINANCIAL CORPORATION
P.O. Box 42
Clearfield, PA  16830

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 20, 1999, at 2:00 P.M. for the following purposes:

  1. ELECTION OF DIRECTORS: The election of five Class 1 directors to serve until the Annual Meeting in the year 2002 or until their respective successors are elected and qualified.

  2. AMENDMENT TO ARTICLES OF INCORPORATION AND BY-LAWS: To consider and act on a proposed amendment to the Articles of Association and By-Laws to change the restrictions on the number of directors from 15, 18, 21 or 24 to 9 thru 24.

  3. AMENDMENT TO ARTICLES OF INCORPORATION AND BY-LAWS: To consider and act on a proposed amendment to the Articles of Association and By-Laws to eliminate cumulative voting for director elections.

  4. PROPOSAL TO APPROVE the Corporation's Long-Term Incentive Stock Plan

  5. TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 10, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  The annual report to shareholders for the year ended December 31, 1998 and a form of proxy are enclosed.

  YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.

                                    By Order of the Board of Directors,

                                    /s/ William A. Franson

                                    William A. Franson
                                    Secretary


Clearfield, Pennsylvania
March 25, 1999

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

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                            TUESDAY, APRIL 20, 1999

  CNB Financial Corporation (the "Corporation") is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The only subsidiary of the Corporation is County National Bank (the "Bank").

  The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 20, 1999. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 25, 1999.

  A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

  The enclosed proxy is revocable at any time prior to the actual voting of such proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with the instructions, if any. Unless otherwise directed, proxies will be voted in "FAVOR" of (1) the election as directors of the five nominees named under the caption "Election of Directors" herein, (2) amending the Articles of Incorporation and By-Laws as set forth in item 2 in the Notice of Meeting (3) amending the Articles of Incorporation and By-Laws as set forth in item 3 in the Notice of Meeting and (4) the Proposal to approve the Corporation's Long-Term Incentive Stock Plan. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.

  The Board of Directors has fixed the close of business on March 10, 1999, as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 3,444,894 shares of common stock outstanding on the Record Date.

  In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the directors to be elected or to cumulate such votes and give one candidate as many votes as the number of directors to be elected multiplied by the number of owned shares, or to distribute these votes among as many candidates in such numbers as the owner deems fit. The affirmative vote of a majority of the outstanding shares on the matter is required for the approval of all other matters.

  To the knowledge of the Corporation, only the Trust Department of County National Bank, a wholly owned subsidiary of the Corporation, owned of record or beneficially on the record date more than five percent (5%) of the outstanding common stock of the Corporation. At the Record Date, all officers and directors of the Corporation as a group beneficially owned 246,935 shares or 7.17%.

1. ELECTION OF DIRECTORS

  The By-Laws of the Corporation provide that the Board of Directors shall consist of no more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at fifteen.

  Directors are elected for three year terms with one-third of the total normally elected each year. Of the persons named below, all of whom are members of the present Board of Directors, five are nominated to serve as Class 1 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2002) or until their respective successors have been duly elected and have qualified. The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

NOMINEES: Class 1 directors for a three year term expiring at annual shareholders meeting in the year 2002.

                                                                                                Shares          Percent of
                                                 Business Experience                 Director   Beneficially    Beneficial Ownership
Name                                  Age        (Past Five Years)                   Since      Owned (1) (2)   if 1.00% or More
------------------------------------------------------------------------------------------------------------------------------------

William F. Falger                      51  Executive Vice President                  4/16/96   1,833 (3) (5)                    --
                                           CNB Financial Corporation                           4,133 (6)
                                           President and Chief
                                           Executive Officer
                                           County National Bank

James J. Leitzinger                    60  President                                 10/4/83  46,089 (3) (4) (5)              1.34%
                                           Leitzinger Realty
                                           (Real Estate Investments)

Jeffrey S. Powell                      34  President                                12/27/94  13,220 (3)                        --
                                           J. J. Powell, Inc.
                                           (Petroleum Wholesaler-Retailer)

Peter F. Smith                         44  Attorney at Law                           9/12/89  11,300                            --

James B. Ryan                          51  Vice President, Sales & Marketing          2/9/99   1,500                            --
                                           Windfall Products, Inc.

The following Class 3 directors terms expire at the time of the annual meeting in 2000.
Robert E. Brown                        57  President                                 2/15/83  16,256 (3)                        --
                                           E. M. Brown, Inc.
                                           (Coal Producer)

James P. Moore                         63  President and                             4/13/82  10,653 (3) (5)                    --
                                           Chief Executive Officer
                                           CNB Financial Corporation
                                           Chairman of the Board
                                           County National Bank

Robert C. Penoyer                      64  President                                 2/15/83  12,084 (3) (4) (5)                --
                                           Penoyer Contracting Co., Inc.
                                           (Contractor)

Edward B. Reighard                     85  Retired                                   2/15/83  11,850 (4) (5)                    --

Joseph L. Waroquier, Sr.               65  President                                 5/13/86  23,880 (3)                        --
                                           Waroquier Coal, Inc.
                                           (Coal Producer)

The following Class 2 directors terms expire at the time of the annual meeting in 2001.
Richard D. Gathagan                    57  President & Owner of                      11/8/88  29,764 (3)                        --
                                           Pharmaceutical & Medical
                                           Companies (Health Care)
                                           Formerly Owner-Life Support
                                           Products (Health Care)

Dennis L. Merrey                       50  President, Clearfield                      6/4/91  10,882 (4) (5)                    --
                                           Powdered Metals, Inc.
                                           (Manufacturer)

William R. Owens                       61  Retired, Formerly                         2/15/83  18,000                            --
                                           V. Pres., Sec., and Treas.
                                           CNB Financial Corporation
                                           Formerly President and
                                           Chief Executive Officer
                                           County National Bank

Carl J. Peterson                       61  Assistant Secretary                       1/28/92  11,156 (3) (6)                    --
                                           CNB Financial Corporation
                                           Senior Vice President
                                           & Trust Officer
                                           County National Bank

Robert G. Spencer                      67  President                                 2/15/83  21,470 (4)                        --
                                           Hepburnia Coal Sales Corp.
                                           (Coal Producer)

Beneficial Ownership of Other Named Executive Officers:
William A. Franson                     55  Secretary                                           2,160 (5)                        --
                                           CNBFinancial Corporation                            4,133 (6)
                                           Executive Vice President and Cashier
                                           Chief Operating Officer
                                           County National Bank

Joseph B. Bower, Jr.                   35  Treasurer                                             705 (3) (4)                    --
                                           CNB Financial Corporation
                                           Senior Vice President
                                           Chief Financial Officer
                                           County National Bank

(1) Information furnished by directors and executive officers.
(2) The shares "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date or has the right to acquire beneficial ownership within 60 days after the Record Date.
(3) This figure includes joint ownership with relatives as to which the director has joint voting or investment powers.
(4) This figure includes indirect ownership of shares as to which the director or officer has voting or investment powers.
(5) This figure includes shares through a trust or pension plan agreement.
(6) This figure includes shared voting rights for shares indirectly held in trust for the Bank's 401(k) employees' savings plan.

2. AMENDMENTS TO ARTICLES OF ASSOCIATION AND BY-LAWS TO CHANGE THE RESTRICTIONS ON THE NUMBER OF DIRECTORS

  The Board of Directors proposes to amend Articles 9.A. and 9.B. of the Articles of Association and Article 5, Sections 1 and 8 of the By-Laws. The affirmative vote of the holders of the majority of outstanding shares of the common stock entitled to vote is necessary for adoption of this proposal.

  The proposed amendments were unanimously approved by the Directors at their meeting on February 9, 1999.

  If adopted by the shareholders, Articles 9.A. and 9.B. of the Articles of Association and Article 5, Sections 1 and 8 of the By-Laws, will be amended to read as follows:

ARTICLES OF ASSOCIATION
-----------------------

  9.A. The Board of Directors shall consist of not less than nine (9) nor more than twenty four (24) members. The exact number of Directors shall be fixed from time to time by resolution of the majority of the Board of Directors. All directors shall have equal vote. They shall be elected by classes as follows:
Class 1, Class 2, Class 3, with the numbers in each class to be no less than three (3) directors nor more than eight (8) directors. The exact number of each class shall be fixed from time to time by resolution of the majority of the Board of Directors.

  The initial Directors of Class 1 shall serve until the third (3rd) annual meeting of the shareholders. At the third (3rd) annual meeting of the shareholders, the directors of Class 1 shall be elected for a term of three (3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class 2 shall serve until the second (2nd) annual meeting of shareholders. At the second (2nd) annual meeting of the shareholders, the directors of Class 2 shall be elected for a term of three (3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class 3 shall serve until the first (1st) annual meeting of the shareholders. At the first (1st) annual meeting of the shareholders, the directors of Class 3 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms.

  Each director shall serve until his or her successor has been elected and qualified, even though his or her term of office as provided herein as otherwise expired, except in the event of his or her earlier resignation, removal or disqualification.

  9.B.  By-Law Qualifications:   The Board of Directors of the Corporation may,
        ----------------------
subject to the provisions contained in Article V of the By-Laws, change the number of directors in any class between the minimum and maximum number per class as described in 9.A. and at the time affect the total number of directors in all classes between the minimum of nine (9) and the maximum of twenty four
(24) directors. Any additional nominee shall then stand for election consistent with the principles of 9.A. above at the next annual meeting.

  BY-LAWS
  -------

  Article V.  Board of Directors
              ------------------

  SECTION 1

  The affairs of this Corporation shall be managed by no less than nine (9) nor more than twenty four (24) directors elected as set forth in the Articles of Association. Directors shall serve until their successors are duly elected and qualified.

  SECTION 8

  The Board may, in its discretion, decrease the number of directors to no less than nine (9) or increase the number of directors to no more than twenty four (24) between annual meetings without shareholder approval. The Board shall appoint an individual to fill any vacancy so created until the next annual meeting at which time the appointee shall stand for election as set forth in the Articles of Association.

  The texts of 9.A. and 9.B. of the Articles of Association and of Sections 1 and 8 of Article V of the By-Laws in their present form, which will remain in effect if this proposal is not approved, follows:

  OTHER PROVISIONS AS PERMITTED UNDER THE ACT:
  --------------------------------------------

  9.A.  NUMBER, TERM AND QUALIFICATION OF DIRECTORS:

  All Directors shall have equal vote but shall be elected by classes as follows: Known as Class 1, consisting of not more than five (5) Directors; Class 2, consisting of not more than five (5) Directors; and Class 3, consisting of not more than five (5) Directors. The initial Directors of Class 1 shall serve until the third (3rd) annual meeting of the shareholders. At the third (3rd) annual meeting of the shareholders, the Directors of Class 1 shall be elected for a term of three (3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial Directors of Class 2 shall serve until the second (2nd) annual meeting of shareholders. At the second (2nd) annual meeting of the shareholders, the Directors of Class 2 shall be elected for a term of three (3) years for three
(3) year terms. The initial Directors of Class 3 shall serve until the first
(1st) annual meeting of the shareholders. At the first (1st) annual meeting of the shareholders, the Directors of Class 3 shall be elected for a term of three
(3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. Each Director shall serve until his or her successor shall have been elected and shall qualify, even though his or her term of office as provided herein has otherwise expired, except in the event of his or her resignation, removal or disqualification.

  Annual Meeting shall mean the first (1st) annual meeting after the organizational meeting and for this purpose, the initial terms of all Classes of Directors shall in the first instance not necessarily be in even twelve month increments.

  9.B.  BY-LAW QUALIFICATIONS:

  The Board of Directors of the Corporation may subject to the provisions contained in Article V of the By-Laws, increase the number of Directors to eighteen (18) twenty one (21) or twenty four (24) members. Any proposed nominee shall then stand for election consistent with the principles of A above at the next annual meeting.

  BY-LAWS
  -------

  Article V.  Board of Directors
              ------------------

  SECTION 1 The affairs of the Corporation shall be managed by no more than twenty four (24) Directors elected as set forth in the Articles of Incorporation who shall serve until their successors are duly elected and qualified.

  SECTION 8 The Board may if it determines in the best interests of the Corporation, increase the number of Directors to eighteen (18), twenty one (21) or twenty four (24) between annual meetings without shareholder approval and fill the vacancy so created until the next annual meeting at which time such Directors shall stand for election for terms as set forth for the Initial Directors in the Articles of Incorporation.

  These changes to the Articles of Association and the By-Laws will grant the Board of Directors greater flexibility in the formulation of policy, direction of the Corporation and achievement of its goals. These changes will also allow the Board greater opportunity to identify and recruit suitable candidates in the Corporation's new market areas.

  Unanticipated vacancies on the Board occasionally occur through resignations and retirements. Mergers and acquisitions can also necessitate adjustments to the number of directors. Timing is often critical in these matters. Corporate preparedness requires that the Board have the authority to move quickly in some instances and the discretion to wait in others.

  The current Articles and By-Laws require that expansions or reductions of the Board must be made in multiples of three. This multiple often exceeds the number which would be appropriate and adversely affects the Board's ability to make timely appointments. This multiple also hampers the Board's ability to control situations as opportunities arise.

  The Board will still be subject to the minimum of 9 and the maximum number of 24 directors. The shareholders will also retain the ultimate voice of approval because all interim appointees must stand for election at the next annual meeting.

  Management and the Board of Directors recommend that the shareholders vote for these changes in the Articles of Association and the By-Laws of this Corporation. The directors and management believe the amendments to be in the best interest of the Corporation.

3. AMENDMENT TO THE ARTICLES OF ASSOCIATION AND BY-LAWS TO ELIMINATE CUMULATIVE VOTING FOR DIRECTORS

  The Board of Directors recommends amendments to Article 5 of the Articles of Association and to Section 3 of Article 1 of the By-Laws. These changes will eliminate cumulative voting for directors. If adopted, the affirmative vote of the holders of the majority of the outstanding shares of common stock entitled to vote will be necessary to elect a candidate to the Board of Directors.

  This proposed amendment was unanimously approved by the Directors at their meeting on February 9, 1999.

  If adopted by the shareholders, Article 5 of the Articles of Incorporation and
Section 3 of Article 1 of the By-Laws will be amended to read as follows:

ARTICLES OF ASSOCIATION
-----------------------

Article 5.  NUMBER OF SHARES:
            -----------------

  The total number of authorized shares shall be 10,000,000 with a par value of $1.00. The shares of stock of this Corporation shall not have preemptive rights or the right to cumulative voting on any issues.

BY-LAWS
-------

Article 1.  Section 3:  At all meetings of the shareholders, each shareholder
            ----------
shall be entitled to one vote for each share of stock held by the shareholder.

  The current texts of Article 5 of the Articles of Association and of Article 1, Section 3 of the By-Laws in their present form, which would remain in effect if this proposal is not approved, follows:

ARTICLES OF ASSOCIATION
-----------------------

Article 5.  NUMBER OF SHARES:
            -----------------

  The total number of authorized shares shall be 10,000,000 with a par value of $1.00. The shares of the Corporation shall not have preemptive rights but shall have the right of cumulative voting in regard to the election of Directors only as hereinafter set forth.

BY-LAWS
-------

Article I,  Section 3:  At all meetings of the shareholders, each shareholder
            ----------
shall be entitled to one vote for each share of stock held by the shareholder. However, in the election of Directors, each shareholder shall have the right of cumulative voting.

  Management and the Board of Directors believe that the elimination of cumulative voting for Directors is in the best interest of the Corporation. This change will simplify voting procedures. If adopted, Directors will be elected by a simple majority of shares voting in each election.

  This change will also make it difficult for a small minority of shares to assert a disproportionate or disruptive influence on the Corporation by gaining board membership. Corporate democracy will be fostered by assuring that the majority of shares will determine board membership and corporate policy. It is also believed that this change will assure corporate stability and reduce the potential for future conflict in this area.

  The Board of Directors and management recommend to the shareholders that they vote for these changes in the Articles of Association and the By-Laws.

4. PROPOSAL TO APPROVE LONG TERM STOCK PLAN

Introduction

  On February 9, 1999, the Board of Directors adopted, subject to shareholder approval, the 1999 Stock Incentive Plan. The 1999 Plan provides stock options to purchase shares of the Company's Common Stock at fair market value, and provides awards of restricted shares of the Company's Common Stock, to non-employee directors and to individuals whose service is believed to be crucial to the continued success of the Company. The purpose of the 1999 Plan is to enhance the long-term performance of the Company and to provide these directors and selected individuals with an opportunity to acquire a proprietary interest in the success of the Company.

Shareholder Approval

  In order for the income that is realized under the 1999 Plan upon the exercise of stock options to be qualified under Section 162(m) of the Internal Revenue Code, and to be deductible by the Company as a result, the material terms of the program must be approved by shareholders. In addition, shareholder approval of the 1999 Plan is required under Rule 16b-3 of the Securities Exchange Act of 1934. Rule 16b-3 provides certain exemptions from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act. As a result, if the 1999 Plan meets all of the requirements of Rule 16b-3, including the requirement that the program be approved by the Company's shareholders, the recipients may sell shares of Common Stock within a six-month period after the grant of the options without matching any such sale with the grant of the options.

  In order to obtain the required shareholder approval, there will be presented at the Annual Meeting a proposal to approve the 1999 Plan and the following material terms of the Plan:

  . Eligibility under the Plan includes all key employees (in addition to all non-employee directors) of the Company and any corporation owned more than 50% by the Company. The selection of key employees will be based upon a subjective evaluation of each individual's performance and expected future contribution to the Company. In granting awards the Compensation Committee will also give consideration to the amount and nature of similar awards granted by peer companies.

  . The maximum number of stock options that may be granted to a participant under the 1999 Plan for any one calendar year is limited to options with respect to 5,000 shares of Company stock.

  . Awards of restricted stock will not be qualified under Section 162(m) of the Internal Revenue Code and are not considered part of any qualifying awards of stock options. The maximum number of shares of restricted stock that may be awarded to a participant under the 1999 Plan for any one calendar year is limited to 30,000 shares.

Summary of the Long Term Incentive Plan

  This section contains a summary of key terms of the 1999 Plan. The complete 1999 Plan is attached hereto as EXHIBIT A. This summary description of the 1999 Plan does not purport to be complete and is qualified in its entirety by reference to the complete document attached hereto as Exhibit A.

Shares Available

  The maximum number of shares of Company stock that may be issued under the 1999 Plan is 250,000 shares. If any awards under the 1999 Plan expire without stock being issued, the shares subject to the expired awards will be added to the remaining shares available.

  The 1999 Plan contains anti-dilution provisions, which allow the Compensation Committee to increase the number of shares available under the 1999 Plan and the number and price of shares subject to outstanding awards if an event such as a stock dividend, stock split, merger or recapitalization occurs.

Administration

  The 1999 Plan will be administered by the Compensation Committee of the Company. This administration is intended to comply with the requirements of Securities and Exchange Commission Rule 16b-3, which provides an exemption from the short-swing profit liability rules of Section 16(b) of the Securities Exchange Act of 1934, and to satisfy the requirements for exemption from Section 162(m) of the Internal Revenue Code, which denies the Company an income tax deduction for individual compensation above $1 million per year. The 1999 Plan will be administered by the Board of Directors of the Company at any time that the administration by the Compensation Committee does not comply with the foregoing requirements.

  The Compensation Committee has authority to do all or any of the following in administering the 1999 Plan: to determine the non-employee directors and key employees to whom awards may from time to time be granted; to determine the type of award granted; determine the terms and conditions of any award granted (including the share price and any restriction or limitation or any vesting), based on such factors as the Compensation Committee shall determine, in its sole discretion; to amend the terms of any outstanding award; to interpret the terms and provisions of the 1999 Plan and any award granted thereunder; and to correct, supply and reconcile any defect, omission or inconsistency in the Plan and otherwise to settle all claims and disputes arising under the 1999 Plan.

Eligibility

  The directors who are eligible to participate in the 1999 Plan are members of the Board of Directors of the Company (or any corporation that is owned more than 50% by the Company). The employees who are eligible to participate in the 1999 Plan are officers and other key employees of the Company (or any corporation that is owned more than 50% by the Company) who are responsible for or contribute to the management, growth and/or profitability of the Company. Participation is determined by selection by the Compensation Committee.

Awards

  The 1999 Plan authorizes the Compensation Committee to grant stock options that do not qualify as "incentive stock options" under the Internal Revenue Code and shares of restricted stock. The Compensation Committee determines the time or times at which awards are granted, the number of shares subject to such awards, the price (if any) to be paid upon receipt of Company stock under the 1999 Plan, the time or times when Company stock can be received or forfeited, and all other conditions of awards. The specific terms of each award may be different for different employees.

Stock Option Terms

  Each employee receiving a stock option under the 1999 Plan will enter into an agreement with the Company stating the terms and conditions on which the option
can be exercised.   The Compensation Committee will determine the exercise or
purchase price per share of any stock option granted under the 1999 Plan, but the exercise price may not be less than 100% of the fair market value of the stock on the date of the option is granted. The Compensation Committee will define the term of each option. Options will be exercisable at such time or times as determined by the Compensation Committee, subject to immediate vesting upon death, disability, retirement, or a "change in control" of the Company (as defined below). Options will expire automatically at the end of a period specified by the Compensation Committee, which cannot be more than ten (10) years from the date granted. Options may be exercised by paying the purchase price, which may be paid at the discretion of the Compensation Committee, (a) in cash, (b) in stock of the Company that has been owned for a least six months, or
(c) by means of a "cashless exercise," with the delivery of payment as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions.

  Options will be exercisable at such time or times as determined by the Compensation Committee. The right of any employee-participant to exercise any option will expire and terminate at the following times: (a) immediately, if the employee is terminated from the Company's services for cause; (b) one month after termination, if the employee is terminated from the Company's services without cause, provided that the recipient adheres to a non-competition agreement; (c) twelve months after termination, if the participant is terminated from the Company's services due to death; (d) twelve months after a change in control of the Company; and (e) 36 months after termination if the employee is terminated from the Company's services due to retirement or disability. The right or any director-participant to exercise any option will expire and terminate at the following times: (a) twelve months after termination, if the participant is terminated from the Company's services due to death or resignation; (b) twelve months after a change in control of the Company; and (c) 36 months after termination if the employee is terminated from the Company's services due to retirement or disability. If a participant in the 1999 Plan fails to comply with any noncompetition agreement during a twelve-month period following termination of service, any vested and unexercised options outstanding at the time of such breach will expire and terminate immediately.

  For this purpose, a "change in control" of the Company will have occurred upon the occurrence of any of the following: (1) a person or entity becomes the beneficial owner of 30% or more of the Company's voting shares, (2) the current Directors (and any successor directors nominated by the current Directors or by their successors) comprise less than a majority of the members of Board, (3) the shareholders of the Company approve of a merger or consolidation of the Company with another corporation with less than 50% of the outstanding voting securities of the surviving or resulting corporation being owned by the former shareholders of the Company, (4) a sale of substantially all of the assets of the Company to another corporation; or (5) a majority of the Board determines that there has been a change in control of the Company.

Transfer

  No stock option under the 1999 Plan may be transferred other than (a) by will or by the laws of descent and distribution and (b) by transfer of the vested portion of such Option to an Optionee's immediate family members or trusts or partnerships for the benefit of such family members, but only if expressly authorized by the Committee at the time an Option is granted.

Restricted Stock

  The Compensation Committee may grant awards to participants consisting of shares of restricted stock. The Compensation Committee may condition the vesting of such stock on continued employment for a specified period of time, on the attainment of specified performance goals, or on such other factors as the Compensation Committee may determine. Subject to the terms of any particular grant, shares of restricted stock granted under the 1999 Plan will be subject to the restrictions that the grantee not sell, transfer, pledge, assign or otherwise encumber the shares of restricted stock for a specified period of time. Within these limits, and subject to the terms of the 1999 Plan, the Compensation Committee is authorized to provide for the lapse, waiver or acceleration of such restrictions, in whole or in part, based on such factors, including performance criteria, which the Compensation Committee determines.

  The Committee will also determine when certificates will be issued in a participant's name for restricted stock and the rights of a holder of restricted stock, including the right to vote the shares and to receive any dividends and other distributions declared with respect to such shares. Upon termination of a participant's employment with the Company for any reason during the restriction period, all shares still subject to restrictions will be forfeited by the participant.

Effective Date

  The 1999 Plan will become effective upon approval by the shareholders. The 1999 Plan will terminate on the tenth anniversary of Board adoption, February 9, 2009. No award may be granted after such tenth anniversary and awards granted before such tenth anniversary may continue beyond that date.

Amendment and Discontinuance

  The Board of Directors may at any time amend, suspend or discontinue the 1999 Plan, provided that certain amendments may not be made by the Board of Directors without approval of the shareholders. Amendments may not alter the outstanding options without the consent of the optionee.

Federal Income Tax Consequences of Awards.

  The following is a brief general discussion of the anticipated income tax treatment of the deferral of incentive awards and the grant and exercise of awards to participants and to Commercial under current provisions of the Internal Revenue Code.

  Non-qualified Stock Options. The grant of a non-qualified stock option generally will have no immediate tax consequences to the Company or the optionee. An optionee generally will recognize compensation income at the time of exercise of a non-qualified option in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the acquired shares. The Company generally will be entitled to a deduction in the year of exercise and in the amount the optionee includes in income as a result of the exercise of a non-qualified option, provided that the Company satisfies applicable reporting requirements.

  Restricted Stock. Unless a participant makes an election under Section 83(b) of the Internal Revenue Code, a participant generally will recognize no income and the Company will be entitled to no deduction at the time restricted stock is awarded to a participant. As and when the restrictions on restricted stock lapse or are otherwise removed, the participant will recognize compensation income equal to the excess of the fair market value of the restricted stock on the date the restrictions lapse or are otherwise removed over the amount paid by the participant for the restricted stock, if any, and the Company will be entitled to a corresponding deduction for compensation paid, provided that the Company satisfies applicable reporting requirements. Dividends paid on restricted stock during the restriction period will constitute compensation income to the participant receiving the dividend and will give rise to a deduction for the

Company. Upon disposition of common stock of the Company after the restrictions lapse or are otherwise removed, any gain or loss realized by a participant will be treated as short-term or long term capital gain or loss depending upon the period of time between the disposition and the earlier lapse or removal of the restrictions on those shares of common stock.

  If a participant files an election under Section 83(b) with the Internal Revenue Service within 30 days after the grant of restricted stock, the participant will recognize compensation income on the date of the grant, equal to the excess of the fair market value of the shares of common stock of the Company on that date over the price paid for those shares and the Company will be entitled to a corresponding deduction, provided Commercial satisfies applicable reporting requirements. Dividends paid on restricted stock after an election under Section 83(b) of the Internal Revenue Code has been made will be taxed as dividends and will not be deductible by the Company. Any gain or loss realized by a participant upon a disposition of restricted stock after an election under Section 83(b) of the Internal Revenue Code has been made will be treated as short-term or long term capital gain or loss depending upon the period of time between the disposition and the earlier date of grant.

THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INTENDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM.

Vote Required

  An affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to adopt the 1999 Plan. Shares voted "Abstain" and shares not voted will have the same effect as if the shares were voted "against" approval of the plan.

  The Company's Board of Directors recommends, by the vote indicated above, that the shareholders vote FOR adoption of the 1999 Plan.

5. OTHER MATTERS

  The Boards of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors held thirty-four meetings during 1998.

  The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Examining Committee (audit committee), a Personnel Committee, an Executive Compensation Committee and a Nominating Committee.

  The Examining Committee met four times during 1998. This Committee consisted of Edward B. Reighard, Chairman; Dennis L. Merrey; Robert C. Penoyer; Jeffrey S. Powell; Robert G. Spencer and Joseph L. Waroquier, Sr. It meets quarterly with the internal auditor and, periodically, with the Corporation's independent public accountants to review accounting, auditing and financial reporting matters, including the review of audit plans.

  The Personnel Committee met three times in 1998 before consolidating with the Executive Compensation Committee and consisted of Robert G. Spencer, Chairman; Richard D. Gathagan; Dennis L. Merrey and Peter F. Smith. This Committee reviews personnel policies and makes recommendations to the Boards of Directors regarding all salary ranges and benefit programs.

  The Executive Compensation Committee consisted of William R. Owens, Chairman; Robert E. Brown; Richard D. Gathagan; Dennis L. Merrey; Peter F. Smith and Robert G. Spencer. The Committee met eight times during 1998. See "Executive Compensation - Executive Compensation Committee."

  The Nominating Committee met twice during 1998. The Committee consists of Peter F. Smith, Chairman; Robert E. Brown; Richard D. Gathagan; and Jeffrey S. Powell. Its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the first page of this Proxy Statement. Any nomination is subject to Article V, Section 2 of the By-Laws.

  Directors William R. Owens, James P. Moore and William F. Falger are ex officio members of all committees if not otherwise named, except the Examining Committee as to Messrs. Moore and Falger.

                             EXECUTIVE COMPENSATION

Report of the Executive Compensation Committee

  The Executive Compensation Committee ("Committee") is composed of six non-employee, independent directors selected from the Boards of Directors of the Corporation and the Bank.

  The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. In discharging these responsibilities, the Committee seeks to maintain a position of "equity" with respect to the balancing of interests of the shareholder with those of the executive officers.

  At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the group. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.

Executive Compensation Philosophy & Policy

  The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.

  Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on the Corporation's overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.

  The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

  1. Base compensation levels for the Corporation's executive officers that are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as the United States. The committee also takes into account individual experience and performance of executive officers relative to the specific needs of the Corporation.

  2. Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of the Corporation and the individual performance appraisals of the executive officers.

  3. Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus executive management on key performance factors leading to successful performance by the Corporation.

  4. The utilization of "qualified" programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

  This executive compensation philosophy and policy has been developed to help the Executive Compensation Committee meet the objective of the executive compensation plan. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

Executive Compensation Programs

  The primary components of the executive compensation program are base salaries and base benefits. Base salaries are defined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.

  Executive officers participate in the normal benefits programs available to employees of the Bank, e.g., pension plan, savings plan, group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all salaried employees.

  In 1995, the Committee established an Executive Incentive Compensation Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation's annual goals set at the beginning of the fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for asset growth, operating efficiency, loan growth and quality and trust asset growth and profitability.

  Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites.

Chief Executive Officer Compensation

  The 1998 salary for the Corporation's Chief Executive Officer, James P. Moore, was $180,100.00 which was an increase of 6.7% over 1997. In setting Mr. Moore's salary, the Committee considered the Corporation's prior year and long-term performance along with Mr. Moore's role in the achievement of these performance levels.

1998 Executive Compensation Actions

  The Committee utilizes a peer group of thirty single bank holding companies and banks in Pennsylvania for comparison purposes when evaluating the Corporation's financial performance and the salary and benefits of the three highest paid executives. This peer group was also utilized to establish the performance targets under the 1998 Executive Incentive Compensation Plan. Incentive awards for 1998 are determined and awarded in the first quarter of the following year.

      Submitted by the Executive Compensation Committee:
      William R. Owens, Chairman    Richard D. Gathagan        Peter F. Smith
      Robert E. Brown               Dennis L. Merrey           Robert G. Spencer

Summary Compensation Table


  The following table shows, for the fiscal years ended December 31, 1996, 1997 and 1998, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each executive officer of the Corporation whose total annual salary and bonus exceeded $100,000 for any of these years.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Long-Term Compensation
                                                                         -------------------------------------
                             Annual Compensation                                   Awards           Payouts
------------------------------------------------------------------------------------------------------------------------------------

Name and                                                   Other Annual  Restricted      Options/   LTIP      All Other
Principal                                Salary    Bonus   Compensation  Stock Award(s)  SARs       Payouts   Compensation
Position                     Year       ($)       ($)           ($) [1]  ($)             (#)        ($)            ($) [2]
------------------------------------------------------------------------------------------------------------------------------------

James P. Moore,                   1998  169,600   10,500              0            0            0         0         35,224
President and CEO of              1997  164,800    4,000              0            0            0         0         22,410
CNB Financial Corp.               1996  159,300        0              0            0            0         0         21,031
Chairman of the Board of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

William F. Falger,                1998  144,600   16,000              0            0            0         0         37,526
Executive Vice-                   1997  133,900   13,000              0            0            0         0         18,312
President of                      1996  128,949        0              0            0            0         0         18,073
CNB Financial Corp.
President and CEO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

William A. Franson,               1998  111,300   10,500              0            0            0         0         37,289
Secretary of                      1997  108,150    9,188              0            0            0         0         14,256
CNB Financial Corp.               1996  104,550        0              0            0            0         0         13,997
Executive Vice President,
Cashier and COO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

Carl J. Peterson,                 1998   95,000   12,676              0            0            0         0         17,458
Assistant Secretary               1997   92,185   13,984              0            0            0         0         11,688
CNB Financial Corp.               1996   89,149        0              0            0            0         0         11,353
Senior Vice President,
& Trust Officer of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

[1] It is the policy of the Corporation to pay dues to certain service and social organizations for the executive officers. The incremental costs of these items were minimal and did not exceed the lesser of 10% of total compensation or $50,000 for any named executive officer.

[2] Figures stated in this column include contributions to the County National Bank Money Purchase Pension Plan, 401(K) Savings Plan and term life insurance premiums.

Pension Plan

  The Corporation does not have a retirement plan. The Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and employees, 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The salary contribution per participant is 9% of total salary plus 5.7% of salary in excess of $72,600, but subject to a $160,000 salary limit. The total annual contribution to the retirement plan for the year 1998 was $405,000. Employees become vested after five years service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer's contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

  The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 10% of their annual salary into the Plan. Under the Tax Reform Act, participants' contributions are limited to $10,000.00, and also subject to the $160,000 compensation limit. All officers and employees of County National Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions equal to 25% of the participant's contribution up to 4% of the participant's salary in the form of corporation stock. The Bank's total contribution to the savings plan was $30,132 for the year. All participant's contributions, at the participant's election, are invested among several mutual fund options maintained by the Bank as Trustee during 1998. The Bank's contributions to the Savings Plan in 1998 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Executive Compensation Committee is composed of Chairman Owens and Messrs. Brown, Gathagan, Merrey, and Smith. Mr. Owens was formally an officer of the Corporation and the Bank. Mr. Smith is general counsel for the Corporation and the Bank.


                           COMPENSATION OF DIRECTORS

  Members of the Corporation's Board of Directors who are not employees of the Corporation or the Bank are paid a quarterly retainer fee of $125 and also $200 for attendance at each board and $265 for each committee meeting. Non-Executive Corporate Board Chairperson is also paid a $417 monthly retainer fee. Members of the Bank's Board of Directors who are not employees of the Corporation or the Bank are paid $425 for attendance at each Board meeting and $265 for attendance at each committee meeting. Committee Chairpersons were paid $315 for each meeting attended. All Bank Board of Director members are paid a $500 monthly retainer.


CERTAIN TRANSACTIONS

  Directors and officers of The Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been made in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

  From time to time, The Corporation and the Bank may purchase materials or services from directors or from companies with which directors are associated. The disclosures that apply in this regard appear under the section of Compensation Committee Interlocks.


DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

  The Directors approved a Directors and Executive Deferred Compensation Plan. Annually, outside directors can elect the level of participation of their director compensation to be deferred. Executive deferrals can be elected throughout the year up to 10% of base compensation and 100% of all bonuses. All deferred compensation will be a general liability of this Corporation and Bank, respectively. This is a phantom stock plan whereby any appreciation or depreciation in each participants account value will reflect precisely CNB Financial Corporation common stock performance including cash dividends. Deferred compensation will serve as a funding source for a trust. Investments are expected to closely match the appreciated or depreciated liability. Any variance will be adjusted by an expense or gain to the Corporation or Bank. In addition to the tax advantages to the participants, they are each additionally incented toward the general performance of the Corporation's common stock. Accounting treatment for this plan is subject to the Financial Accounting Standards Board Statement #123.

                               PERFORMANCE GRAPH


  The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.

--------------------------------------------------------------------------------
                           CNB Financial Corporation
                            Stock Price Performance

                            Total Return Performance

                             [GRAPH APPEARS HERE]

                                 Period Ending

                        12-31-93   12-31-94   12-31-95   12-31-96   12-31-97   12-31-98
---------------------------------------------------------------------------------------
CNB Financial Corp.    $  100.00  $  124.17  $  123.84  $  159.46  $  188.20   $315.32
---------------------------------------------------------------------------------------
Nasdaq - Total US      $  100.00  $   97.75  $  138.26  $  170.01  $  208.58   $293.21
---------------------------------------------------------------------------------------
Nasdaq Bank Index      $  100.00  $   99.64  $  148.38  $  195.91  $  328.02   $324.90
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SNL Securities LC
Charlottesville, VA

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has engaged the firm of Ernst & Young LLP, Pittsburgh, PA Certified Public Accountants as independent auditors to examine the financial statements of the Corporation and its subsidiary for the year ending December 31, 1999. The firm has acted in this capacity since August 24, 1993. Representatives of the accounting firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement and answer appropriate questions regarding the Corporation and the Bank.

SHAREHOLDER PROPOSALS

  The Board of Directors will consider shareholder proposals for the year 2000 annual meeting. Any shareholder wishing to make a proposal to be considered for inclusion in the proxy statement for the year 2000 annual meeting of shareholders should forward a written copy of such proposal to James P. Moore, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 24, 1999.



                              By Order of the Board of Directors,

                              /s/ William A. Franson

                              William A. Franson
                              Secretary




Clearfield, Pennsylvania
March 25, 1999

EXHIBIT A

                           CNB Financial Corporation

                           1999 Stock Incentive Plan


                               TABLE OF CONTENTS

Section                                                                     Page

1.     Purpose                                                                 1

2.     Definitions                                                             1

3.     Administration                                                          5

4.     Shares Available                                                        5

5.     Eligibility                                                             6

6.     Stock Options                                                           6

7.     Stock Awards                                                            9

8.     Taxes                                                                  10

9.     No Rights as a Stockholder                                             10

10.    Consents and Approvals                                                 10

11.    Right to Discharge Reserved                                            11

12.    Amendment                                                              11

13.    Term of the Plan                                                       11

14.    Indemnification                                                        11

15.    Successors                                                             12

16.    Severability                                                           12

17.    Assignment and Alienation                                              12

18.    Governing Law                                                          12

                           CNB FINANCIAL CORPORATION

                           1999 Stock Incentive Plan

1.  Purpose

The CNB Financial Corporation 1999 Stock Incentive Plan (the "Plan") provides for the grant of options to purchase Common Stock of CNB Financial Corporation (the "Company") and the grant of awards of Common Stock of the Company to Directors and key Employees of the Company and its subsidiaries. The purpose of the Plan is to enhance the long-term performance of the Company by providing selected individuals with an opportunity to acquire a proprietary interest in the Company as an incentive to improve the growth and profitability of the Company.

2.  Definitions

Whenever used in the Plan, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

  (a) "Agreement" means the written agreement between the Company and a
       ---------
Participant described in Sections 6.1 or 8, or other documentation evidencing a Stock Option or a Stock Award.

  (b) "Beneficiary" The person or persons designated by a Participant to
       -----------
exercise any rights granted by the terms of the Plan or an Agreement in the event of the Participant's death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant's estate.

  (c) "Board" means the Board of Directors of the Company.
       -----

  (d) "Cause" means conduct by a Participant amounting to (1) fraud or
       -----
dishonesty against the Company, (2) willful misconduct, repeated refusal to follow the reasonable directions of the Board, or knowing violation of law in the course of performance of the duties of Participant's employment with the Company, (3) repeated absences from work without a reasonable excuse, (4) intoxication with alcohol or drugs while on the Company's premises during regular business hours, (5) a conviction or plea of guilty or no contest to a felony or a crime involving dishonesty, or (6) a breach or violation of any Company policies regarding Employee conduct, or a breach or violation of the terms of any employment or other agreement between Participant and the Company.

  (e) "Change in Control" means the occurrence of any of the following:
       -----------------

      (i) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any employee benefit plan that is sponsored or maintained by the Company (or any trustee of such plan acting as trustee) (an "Acquiring Person" ), becomes the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

      (ii) a change in the composition of the Board such that individuals who, as of the effective date of the Plan specified in Section 13, constitute the Board (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director after such date whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director.

      (iii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company;

      (iv) the Company shall sell substantially all of its assets to another corporation which corporation is not wholly owned by the Company; or

      (v) a majority of the Board determines in its sole and absolute discretion that there has been a Change in Control of the Company or that there will be a Change in Control of the Company upon the occurrence of certain specified events and such events occur.

  (f) "Code" means the Internal Revenue Code of 1986, as amended.
       ----

  (g) "Committee" means the Compensation Committee of the Board.
       ---------

  (h) "Common Stock" means the Common Stock, par value $1.00 per share of the
       ------------
Company.

  (i) "Company" means CNB Financial Corporation, a Pennsylvania corporation, or
       -------
any successor organization.

  (j) "Constructive Discharge" means a Termination of Employment by the
       ----------------------
Participant on account of (i) any material reduction in the Participant's compensation, (ii) any material reduction in the level or scope of job responsibility or status of the Participant occurring without the consent of the Participant, or (iii) any relocation to an office of the Company which is more than fifty (50) miles from the office where the Participant was previously located to which the Participant has not agreed.

  (k) "Director" means a member of the Board or the board of directors of any
       --------
Subsidiary who is not an Employee.

  (l) "Disability" means, for any Participant who is an Employee, a disability
       ----------
as defined in the long-term disability plan maintained by the Company and applicable to such Employee. For any Participant who is a Director, and for any Participant who is an Employee at any time during the period that this Plan is in operation that the Company does not maintain a long-term disability plan, Disability shall mean a physical or mental condition which, in the judgment of the Committee, permanently prevents a Participant from performing his usual duties for the Company or such other position or job which the Company makes available to him and for which the Participant is qualified by reason of his education, training and experience. In the event of a dispute, the determination of Disability shall be made by the Committee. In making its determination the Committee may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Committee may make the determination in its sole discretion and any decision of the Committee will be binding on all parties.

  (m) "Employee" means a full-time, nonunion, salaried employee, as that term is
       --------
understood under the common law, of the Company or any Subsidiary.

  (n) "Exercise Price" means the price per share at which Common Stock may be
       --------------
purchased upon exercise of a Stock Option.

  (o) "Expiration Date" means the last day of the stated duration of a Stock
       ---------------
Option, as described in Section 6.2.

  (p) "Fair Market Value" means, for any particular date, (i) for any period
       -----------------
during which the Common Stock shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per share of Common Stock on such exchange or the NASDAQ closing bid price as of the close of such trading day, or (ii) the market price per share of Common Stock as determined by a qualified valuation expert selected by the Board in the event (i) above shall not be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open. In the event that the Fair Market Value cannot be thus determined, it shall be determined in good faith by the Committee.

  (q) "Involuntary Termination" means a Termination of Employment but does not
       -----------------------
include a Termination of Employment for Cause or a Voluntary Resignation.

  (r) "Participant" means an eligible Employee or Director to whom a Stock
       -----------
Option or Stock Award is granted pursuant to the Plan.

  (s) "Plan" means the CNB Financial Corporation 1999 Stock Incentive Plan.
       ----

  (t) "Retirement" means, in the case of a Participant who is an Employee, a
       ----------
Termination of Employment from the Company or a Subsidiary, with the consent of the Company, on or after the "normal retirement age" defined under any tax-qualified retirement plan maintained by the Company; and, in the case of a Participant who is a Director, termination of service on the Board or a board of directors of a subsidiary with the consent of the Company on or after age 62.

  (u) "Stock Award" means a right to acquire shares of Common Stock granted
       -----------
pursuant to Section 8 of this Plan, subject to such restrictions and conditions as determined by the Committee.

  (v) "Stock Option" or "Option"  means a right to purchase shares of Common
       ------------      ------
Stock granted pursuant to Section 6 of this Plan, which shall not be treated as an incentive stock option under section 422A of the Code.

  (w) "Subsidiary" means any corporation (other than the Company) in an unbroken
       ----------
chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock equal to 51% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  (x) "Termination of Employment" means the termination of the Employee-employer
       -------------------------
relationship between a Participant and the Company or a Subsidiary, regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not limited to, a Voluntary Resignation, Involuntary Termination, Termination for Cause, Constructive Discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause or is a Constructive Discharge.

  (y) "Vested" means that an award is nonforfeitable and exercisable with regard
       ------
to a designated number of shares of Common Stock.

  (z) "Voluntary Resignation" means, in the case of a Participant who is an
       ---------------------
Employee, a Termination of Employment as a result of the Participant's resignation and, in the case of a Participant who is a Director, a Participant's resignation from service as a Director.

3.  Administration

  3.1 The Plan shall be administered by the Committee, whose members shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the members of the Committee shall consist solely of two or more Directors who are "Non-Employee Directors", within the meaning of Rule 16b-3. To the extent required for compensation realized from Stock Options to be deductible by the Company pursuant to section 162(m) of the Code, the members of the Committee shall be "outside Directors" within the meaning of section 162(m). If at any time the Committee does not consist solely of "Non-Employee Directors" for purposes of Rule 16b-3, the Plan shall be administered by the full Board and all references to the "Committee" in this Plan shall mean the full Board; provided, that any members of the Board at such time who are not "outside Directors" within the meaning of Code section 162(m) shall abstain from participation in the administration of the Plan with respect to Employees whose compensation is subject to the limit in Code section 162(m).

  3.2 The Committee shall have full authority, in its discretion, (a) to determine the Employees and Directors of the Company or any Subsidiary to whom awards shall be granted and the terms and provisions of awards, subject to the provisions of this Plan, (b) to exercise all of the powers granted to it under this Plan, (c) to construe, interpret and implement the Plan and any Agreement,
(d) to prescribe, amend and rescind rules and regulations relating to this Plan, including rules governing its own operations, (e) to determine the terms and provisions of the respective Agreement with each Participant, (f) to make all determinations necessary or advisable in administering the Plan, and (g) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The Committee's determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

  3.3 Action of the Committee shall be taken by the vote of a majority of its members. The determination of the Committee on all matters relating to the Plan or any Agreement (including, without limitation, the determination as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligations in accordance with the terms of this
Plan) shall be final, binding and conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

4.  Shares Available

  4.1 Subject to adjustment in accordance with Section 4.2, the number of shares of Common Stock for which Stock Options and Stock Awards may be granted under this Plan is 250,000, which may consist of treasury shares or authorized but unissued shares. For purposes of satisfying the requirements for Stock Options to be deductible by the Company pursuant to section 162(m) of the Code, the maximum number of shares of Common Stock subject to Stock Options granted under this Plan to any participating Employee or Director for any year shall not exceed 5,000 shares, subject to adjustment in accordance with Section 4.2, below, and any Stock Awards made hereunder shall be treated as separate awards from Stock Options and shall not count toward this annual limit. The maximum number of shares of Common Stock subject to all Stock Awards granted under this Plan for any year shall not exceed 30,000 shares in the aggregate, subject to adjustment in accordance with Section 4.2, below. To the extent permitted by law, any shares of Common Stock attributable to the nonvested, unexercised or otherwise unsettled portion of any Stock Option or Stock Award that is forfeited, canceled, expires or terminates for any reason without becoming vested, exercised or otherwise settled in full shall again be available for the grant of Stock Options and Stock Awards under this Plan, and any shares of Common Stock tendered to the Company in payment of the Exercise Price of a Stock Option shall also be available for the grant of Stock Options and Stock Awards under this Plan, provided that no more than 250,000 shares of Common Stock cumulatively shall be available under this Plan at any time.

  4.2 If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, or stock split-up, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares that may be delivered under the Plan and the number of shares subject to each outstanding award, and, if appropriate, the Exercise Price under each Stock Option, shall be equitably adjusted by the Committee, whose determination shall be final, binding and conclusive. After any adjustment made pursuant to this Section 4.2, the number of shares subject to each outstanding Stock Option and Stock Award shall be rounded up to the nearest whole number.

5.  Eligibility

Employees and Directors of the Company or a Subsidiary who are responsible for or contribute to the management, growth, and profitability of the business of the Company or a Subsidiary are eligible for participation in this Plan. The selection of Employees and Directors for participation in the Plan shall be made solely by the Committee, based on a subjective evaluation of each individual's performance and expected future contribution to the Company and its Subsidiaries, but may take into consideration the opinions of the Chief Executive Officer of the Company.

6.  Stock Options

  6.1 The Committee, in its discretion, may grant Stock Options during any year that this Plan is in effect to any eligible Employee or Director. The terms of each Stock Option shall be contained in an Agreement, which shall contain the number of shares of Common Stock covered by the Option, the period during which the Option may be exercised, the Exercise Price, and any additional terms and conditions not inconsistent with this Plan that the Committee deems to be appropriate. The Committee shall have complete discretion in determining the number of shares of Common Stock subject to each Option grant (subject to the share limitations set forth in Section 4.1) and, consistent with the provisions of this Plan, the terms, conditions and limitations pertaining to each Option. The terms of Options need not be uniform among Participants. By accepting a Stock Option, a Participant thereby agrees that the Option shall be subject to all of the terms and conditions of this Plan and the applicable Agreement.

  6.2 The duration of each Option shall be specified in the Agreement and shall not exceed ten (10) years.

  6.3 The Exercise Price of the Common Stock purchasable under any Stock Option shall be determined by the Committee and set forth in each Agreement, subject to adjustment in accordance with Section 4.2. The Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

  6.4 Each Agreement shall contain a vesting schedule, which shall specify when the Stock Option shall become vested and thus exercisable. Notwithstanding the existence of a vesting schedule for an Option, the Committee may provide in any Agreement relating to an Option at the time the Option is granted for acceleration of the time or times at which such Option may be exercised in whole or in part upon an optionee's death, Disability or Retirement, or upon a Change in Control in the Company, if the Committee determines that it is in the best interests of the Company and Participant to do so, and may permit the Participant or any other designated person acting for the benefit of the Participant to exercise all or any part of the Option during all or part of the remaining Option term specified in Section 6.2, notwithstanding any provision of the Agreement to the contrary. Notwithstanding any vesting schedule which may be specified in an Agreement, or any determination made by the Committee, no Option shall vest if to do so would create a situation in which the exercisability of any such Option would result in an "excess parachute payment" within the meaning of Section 280G of the Code.

  6.5  Termination of Service.

     (a)  Death.  Upon the death of an Optionee while performing services to the
          -----
Company as an Employee or Director, the Option shall expire and terminate on the earlier of the Expiration Date or on the last day of the 12th month following the month of the Optionee's death. Any exercise of an Option following an Optionee's death shall be made only by the Optionee's Beneficiary. An Optionee's Beneficiary shall be bound by all the terms and conditions of the Plan and the applicable Agreement which would have applied to the Optionee.

     (b)  Disability or Retirement.  Upon an Optionee's Disability or
          ------------------------
Retirement, the Option shall expire and terminate on the earlier of the Expiration Date or the last day of the 36th month after the month of the Optionee's Disability or Retirement.

     (c)  Termination by Voluntary Resignation.  If an Optionee who is an
          ------------------------------------
Employee terminates service by Voluntary Resignation, all Options held by the Optionee (including any vested portion thereof) will lapse and terminate immediately and the Optionee will have no further right to exercise any Options granted under this Plan. If an Optionee who is a Director terminates service by Voluntary Resignation, the Option shall expire and terminate on the earlier of the Expiration Date or the last day of the 12th month after the month of the Optionee's termination.

     (d)  Termination without Cause or by Constructive Discharge.  If an
          ------------------------------------------------------
Optionee is Terminated from Employment without Cause or by Constructive Discharge, the Option shall expire and terminate on the earlier of the Expiration Date or the last day of the month after the month of the Optionee's Termination without Cause or Constructive Discharge.

     (e)  Termination for Cause.  If the Optionee has a Termination of
          ---------------------
Employment for Cause or terminates his or her service by Voluntary Resignation, all Options held by the Optionee (including any vested portion thereof) will lapse and terminate immediately and the Optionee will have no further right to exercise any Options granted under this Plan.

     (f)  Change in Control.  If the Optionee ceases to be Director or an
          -----------------
Employee within 24 months following a Change in Control (other than an Employee's Termination of Employment for Cause), any Option shall expire and terminate on the earlier of the Expiration Date or the last day of the 12th month after the month the Optionee ceases to be an Employee or Director of the Company.

     (g)  Other Termination.  If an Optionee ceases to be an Employee or a
          -----------------
Director for reasons other than as provided in subsections (a) through (e) above, the Committee may specify that the unexercised portion of any Option shall expire and terminate on the earlier of the Expiration Date of the Option or on the last day of the month after the Optionee's termination. Any authorization described in the preceding sentence must be written in the Agreement at the time that the Option is granted.

Notwithstanding a vesting schedule or any of the foregoing terms, in the case of an Optionee who is an Employee, all Options and shares of Common Stock issued to the holder under the Plan shall be forfeited if the Company in its sole discretion determines that the Optionee has, at any time during the earlier of the Expiration Date or the last day of the 12-month period following Termination of Employment, violated the terms of any agreement with the Company or a Subsidiary regarding (i) engaging in a business that competes with the business of the Company or any Subsidiary, (ii) interfering in any material respect with any contractual or business relationship of the Company or any Subsidiary, or
(iii) soliciting the employment of any person who was during such period, a Director, officer, partner, Employee, agent or consultant of the Company or a Subsidiary.

  6.6  Transfers.  No Option granted under the Plan shall be assignable or
       ---------
transferable other than by will or by the laws of descent and distribution, and all such options shall be exercisable during the life of the Optionee only by the Optionee or his legal representative; provided, however, that the Committee may expressly authorize at the time an Option is granted transfer of the vested portion of such Option to an Optionee's immediate family members or trusts or partnerships for the benefit of such family members. Any authorization described in the preceding sentence must be written in the Agreement at the time that the Option is granted.

  6.7  Substitute Stock Options.  Notwithstanding anything to the contrary in
       ------------------------
this Section 6, any Option issued in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.

  6.8.  Exercise of Stock Options
        -------------------------

A Stock Option shall be exercised by the delivery of a written notice of exercise to the Vice President and Secretary of the Company, or such other person specified by the Committee, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price and any required withholding taxes. Payment of the Exercise Price for the shares of Common Stock being purchased shall be made:
(a) by certified or official bank check (or the equivalent thereof acceptable to the Company), or (b) by delivery of shares of Common Stock acquired at least six months prior to the Option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the Exercise Price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the Exercise Price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe. The Committee may allow exercises to be made by means of a "cashless exercise," with the delivery of payment as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. Payment shall be made on the date that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. Promptly after receiving payment of the full Exercise Price, the Company shall, subject to the provisions of Section 11, deliver to the Participant, or to such other person as may then have the right to exercise the Option, a certificate for the shares of Common Stock for which the Option has been exercised.

7.  Stock Awards

  7.1 The Committee, in its discretion, may grant Stock Awards during any year that this Plan is in effect to any eligible Employee or Director. The Committee may require a cash payment from the Participant in exchange for the grant of a Stock Award in an amount not greater than the aggregate Fair Market Value of the shares of Common Stock awarded (determined at the date of grant) or may grant a Stock Award without the requirement of a cash payment. The Committee may provide in any Agreement a vesting schedule, which shall specify when such Awards shall become Vested and thus exercisable. The Committee may provide in any Agreement at the time Stock Awards are made for the acceleration of the vesting schedule set forth in the Agreement if the Committee determines that it is in the best interests of the Company and Participant to do so. Notwithstanding any vesting schedule which may be specified in an Agreement, or any determination made by the Committee no award will vest if to do so would create a situation in which the exercisability of any such Award would result in an "excess parachute payment" within the meaning of Section 280G of the Code.

  7.2 The terms of each Stock Award shall be contained in an Agreement, which shall contain the number of shares of Common Stock covered by the Stock Award, the cash payment required (if any), the vesting schedule and any other restrictions and conditions on the shares of Common Stock that the Committee deems to be appropriate. The Committee shall have complete discretion in determining the number of shares of Common Stock subject to each Stock Award (subject to the share limitations set forth in Section 4.1) and, consistent with the provisions of this Plan, the terms, conditions and limitations pertaining to each Stock Award. The terms of Stock Awards need not be uniform among Participants. The Committee shall also determine when certificates shall be issued in the Participant's name and the rights of a holder of a Stock Award, including the right to vote the shares and to receive any dividends and other distributions declared with respect to such shares.

8.  Taxes

The Company shall withhold any taxes required to be withheld by federal, state or local government. The Company shall have the right to require a Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock. A Participant may pay the withholding tax in cash, or, if the Agreement provides, a Participant may also elect to transfer a sufficient number of shares or other securities or to reduce the number of shares of Common Stock he is to receive by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the shares determined as of the date on which the amount of tax required to be withheld is determined, is sufficient to satisfy federal, state and local, if any, withholding taxes. Any such election must be made on or before the date on which the required tax withholding is determined.

9.  No Rights as a Stockholder

No Participant (or Beneficiary or other person having rights under this Plan) shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option or Stock Award until the issuance of a stock certificate to such person for such shares, except as otherwise provided in
Section 4.2.

10.  Consents and Approvals

If the Committee shall at any time determine that any consent is necessary or desirable as a condition of, or in connection with, the issuance of shares under the Plan or the taking of any other action thereunder, then such action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The term "consent" as used herein with respect to any such action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals by any governmental or other regulatory bodies in respect of the issuance of shares under the Plan or the taking of any other action under the Plan.

11.  Right of Discharge Reserved

Nothing in the Plan or in any Agreement shall confer upon any Participant the right to continue as an Employee or Director of the Company or any Subsidiary, or affect any right which the Company may have to terminate such Employee or Director.

12.  Amendment

The Board may amend the Plan, and the Committee may amend any outstanding Agreement, in any respect whatsoever, except that no amendment to an outstanding Agreement shall materially impair any rights or materially increase any obligations of any Participant under any Option or Stock Award without the consent of the Participant (or, after the Participant's death, the Beneficiary or other person having the right to exercise the option). An amendment shall be subject to stockholder approval to the extent necessary for compliance with Rule 16b-3 and Code section 162(m).

13.  Term of the Plan

This Plan shall be effective on February 9, 1999, the date adopted by the Board, subject to approval by the stockholders of the Company. The Plan shall terminate upon the earlier of (i) the date on which all Common Stock available under this Plan have been issued pursuant to the exercise of Stock Options and the satisfaction of Stock Award conditions, (ii) the tenth anniversary of the effective date, or (iii) the termination of this Plan by the Committee subject to approval of the Board. No Stock Option or Stock Award may be granted after the termination of the Plan. Any outstanding Stock Options and Stock Awards as of the date the Plan terminates shall remain in full force and effect, subject to the terms of the Plan and the relevant Agreement relating to such Stock Option and Stock Award.

14. Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company from and against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled from the Company, as a matter of law, or otherwise.

15. Successors

All obligations of the Company under the Plan, with respect to any Stock Options and Stock Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

16.  Severability

In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.   Assignment and Alienation

  17.1 Any transfer or disposition of the Options or Common Stock issued under the Plan by the Participant not made in accordance with the Plan or the Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any transfer or disposition not made in accordance with the Plan and the Agreement, and the shares so transferred shall continue to be bound by the Plan and the Agreement.

  17.2 Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

18.  Governing Law

This Plan and any grant of Stock Options and Stock Awards made and any action taken hereunder shall be subject to and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws.



The undersigned, pursuant to approval of the Board on February 9, 1999, has executed this CNB Financial Corporation 1999 Stock Incentive Plan.


                                 CNB Financial Corporation



                                By: /s/ James P. Moore
                                    ________________________________
                                         James P. Moore
                                       President and CEO

PROXY                              LOGO CNB                                PROXY
                             FINANCIAL CORPORATION

           THIS PROXY IS SOLICITED ONBEHALFOF THE BOARD OF DIRECTORS

                           PROXY FOR ANNUAL MEETING
                        OF SHAREHOLDERS APRIL 20, 1999

The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned's name(s) at the Annual Meeting of Shareholders to be held at the office of CNBFinancial Corporation/County National Bank, One South Second Street, Clearfield, PA 16830 on April 20, 1999 or at any adjournment thereof.

1.  ELECTION OF DIRECTORS:
    To elect the persons named below to serve as Class 1 Directors until the Annual Meeting in the year 2002 or until their successors are duly elected.

    o  FOR                 o  FOR                o  WITHHOLD
       all nominees           all nominees          for all nominees
                              except those
                              which I/we with-
                              hold authority
                              *(see INSTRUCTION
                              below)

     William F. Falger             James J. Leitzinger         Jeffrey S. Powell
     Peter F. Smith                James B. Ryan

     *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
      ANY INDIVIDUAL NOMINEE(S), WRITE NOMINEE'S NAME(S)
      IN THIS SPACE.

     ----------------------------------------------------


     ----------------------------------------------------

2. AMENDMENT TO ARTICLES OF INCORPORATION AND BY-LAWS: To consider and act on a proposed amendment to the Articles of Association and By-Laws to change the restrictions on the number of directors from 15, 18, 21 or 24 to 9 thru 24.

    o  FOR       o   AGAINST  o   ABSTAIN

3. AMENDMENT TO ARTICLES OF INCORPORATION AND BY-LAWS: To consider and act on a proposed amendment to the Articles of Association and By-Laws to eliminate cumulative voting for director elections.

    o  FOR       o   AGAINST  o   ABSTAIN

4.  PROPOSAL TO APPROVE the Corporation's Long-Term Incentive Stock Plan

    o  FOR       o   AGAINST  o   ABSTAIN

5. Transact such other business as may properly come before said meeting. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE NAMED PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

This proxy confers discretionary authority to vote FOR the proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Number of shares
of record on
March 10, 1999                          Dated __________________________ 19_____

______________                          ________________________________________
                                                       SIGNATURE

                                        ________________________________________
                                                       SIGNATURE

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.